UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 10, 2025

TD SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California
(Address of principal executive offices)

94538
(Zip Code)

(510) 668-3400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
    (e) As previously announced, Simon Leung, Chief Business Officer of TD SYNNEX Corporation (the “Company”), retired from the Company effective September 1, 2025. In consideration of Mr. Leung’s performance through the current fiscal year and in connection with his resignation and his execution and ongoing compliance with the Company's customary release of claims, Mr. Leung receives, among other things, salary continuation for 24 months; payment of the fiscal year 2025 Management Incentive Plan bonus at the target amount of approximately $348,500; the accelerated vesting of outstanding unvested restricted stock, restricted stock unit and stock option awards, assuming the performance of the Company at target for the vesting of the performance-based restricted stock unit awards prorated based on the time in performance period to September 1, 2025; extension of the exercise period of outstanding stock options to twelve months following September 1, 2025; and a lump sum payment of $5,000. The agreement for this continued compensation, effective September 10, 2025, contains certain restrictive covenants, including a non-competition and non-solicitation provision, for the benefit of the Company. The foregoing description of the agreement is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1+	Severance Agreement between TD SYNNEX Corporation and Simon Leung.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
+Schedules (or similar attachments) and certain information have been omitted pursuant to Items 601(a)(5), 601(a)(6) and/or 601(b)(10)(iv) of Regulation S-K. TD SYNNEX hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request; provided, however, that TD SYNNEX may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2025	TD SYNNEX CORPORATION

	By:	/s/ David Vetter
David Vetter
Chief Legal Officer and Corporate Secretary